UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________________________________
FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2024
_________________________________________________________
OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
_________________________________________________________

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective April 1, 2024, the Board of Directors (the “Board”) of Old National Bancorp (the “Company”) appointed John V. Moran, IV to serve as the Interim Chief Financial Officer of the Company in addition to his role as the Company’s Executive Vice President and Chief Strategy Officer.

On May 15, 2024, the Board, upon the recommendation of the Company’s Compensation Committee, approved the following changes to Mr. Moran’s compensation in connection with his role as Interim Chief Financial Officer: (i) effective beginning on April 1, 2024, the payment of a monthly cash stipend in the amount of $10,000, in addition to his annual base salary, for the time during which he serves as Interim Chief Financial Officer, and (ii) an increase in Mr. Moran’s target bonus opportunity under the Company’s annual incentive compensation program to 65% of his annual base salary (inclusive of the monthly stipend amount). No other changes were made to Mr. Moran’s compensation.

Mr. Moran is party to an Employment Agreement (the “Employment Agreement”) and a Confidentiality and Restrictive Covenants Agreement with the Company on the standard terms applicable to the Company’s other executive officers. The forms of such agreements are incorporated herein by reference as Exhibits 10.1 and 10.2, respectively.

Under his Employment Agreement, Mr. Moran is entitled to certain severance benefits in the event his employment is terminated in certain circumstances (as described in the Employment Agreement), including the right to receive (i) his pro-rated target annual bonus for the year in which such termination occurs, and (ii) (a) in the absence of a “Change in Control” of the Company (as defined in the Employment Agreement), a lump sum payment equal to one times (1x) the sum of his base salary and target annual bonus for the year in which such termination occurs, or (b) following a Change in Control of the Company, if such termination occurs within 24 months, a lump sum payment equal to two times (2x) the sum of his base salary, target annual bonus for the year in which such termination occurs and the annual value of retirement benefits and executive benefit programs. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Employment Agreement attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered three matters, each of which is described more fully in the proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 5, 2024. A total of 264,772,639 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, representing approximately 90% of the Company’s total outstanding shares of common stock entitled to vote as of March 20, 2024, the record date of the Annual Meeting.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter submitted to a vote at the Annual Meeting are set forth below.

Item 1 – Election of Directors. All of the nominees for election to the Company’s Board of Directors were elected upon the following votes, to serve for a one-year term expiring at the Company’s 2025 annual meeting of shareholders and until their successors are elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Barbara A. Boigegrain	233,109,050	2,228,169	29,435,420
Thomas L. Brown	233,603,201	1,734,018	29,435,420
Kathryn J. Hayley	233,413,471	1,923,748	29,435,420
Peter J. Henseler	233,097,412	2,239,807	29,435,420
Daniel S. Hermann	232,894,295	2,442,924	29,435,420
Ryan C. Kitchell	233,175,228	2,161,991	29,435,420
Austin M. Ramirez	233,390,140	1,947,079	29,435,420
Ellen A. Rudnick	233,244,623	2,092,596	29,435,420
James C. Ryan, III	227,563,867	7,773,352	29,435,420
Thomas E. Salmon	233,476,358	1,860,861	29,435,420
Rebecca S. Skillman	230,575,708	4,761,511	29,435,420
Michael J. Small	233,549,525	1,787,694	29,435,420
Derrick J. Stewart	233,660,134	1,677,085	29,435,420
Stephen C. Van Arsdell	232,477,969	2,859,250	29,435,420
Katherine E. White	233,301,759	2,035,460	29,435,420

Item 2 – Advisory Proposal on the Compensation of Our Named Executive Officers. The non-binding advisory proposal on the compensation paid to our named executive officers was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
211,563,600	23,180,010	593,609	29,435,420

Item 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified upon the following votes:

For	Against	Abstentions
264,203,235	393,341	176,063

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1    Form of Employment Agreement (incorporated herein by reference to Exhibit 10.1 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2023).

10.2    Form of Confidentiality and Restrictive Covenants Agreement (incorporated herein by reference to Exhibit 10.2 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2023).

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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